UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 27, 2021 (December 24, 2021)

IHS MARKIT LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36495	98-1166311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, Ropemaker Place

25 Ropemaker Street

London, England

EC2Y 9LY

(Address of principal executive offices and zip code)

+44 20 7260 2000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 27, 2021, IHS Markit Ltd., a Bermuda exempted company limited by shares (the “Company”) and S&P Global Inc., a New York corporation (“S&P Global”), issued a joint press release announcing (i) the execution of an Asset Purchase Agreement, dated as of December 24, 2021, by and among the Company, S&P Global and News Corporation, a Delaware corporation (“News Corp”), pursuant to which, among other things, the Company will, upon the terms and subject to the conditions set forth therein, sell its Base Chemicals business to News Corp for a purchase price of $295 million, subject to customary adjustments (the “Base Chemicals Transaction”), and (ii) the execution of an Asset Purchase Agreement, dated as of December 24, 2021, by and between S&P Global and FactSet Research Systems Inc. (“FactSet”), a Delaware corporation, pursuant to which, among other things, S&P Global will, upon the terms and subject to the conditions set forth therein, sell its CUSIP Global Services division, which is the CUSIP issuance and data licensing business operated by S&P Global on behalf of the American Bankers Association (the “CGS Business”), to FactSet for a purchase price of $1.925 billion, subject to customary adjustments (together with the Base Chemicals Transaction, the “Transactions”). The Company and S&P Global anticipate the combined company will receive aggregate net sale proceeds of $1.3 billion from the Transactions, which proceeds are net of taxes and payments to the CGS Business’s industry partner.

Completion of each Transaction remains subject to customary closing conditions, including certain regulatory approvals and the closing of the pending merger between the Company and S&P Global. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated December 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2021	IHS MARKIT LTD.

	By:	/s/ Sari Granat
	Name:	Sari Granat
	Title:	Executive Vice President, Chief Administrative Officer and General Counsel